Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                               NEWNAN DIVISION


IN RE:                            }    CASE NUMBER
                                  }    02-10835
                                  }
The NewPower Company, et. al.     }    JUDGE   W. Homer Drake, Jr.
                                  }
DEBTORS                           }    CHAPTER 11


                DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                          FROM 12/31/05 To 1/31/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                    Paul Ferdinands
                                    ---------------------------
                                    Attorney for Debtor

Debtor's Address                    Attorney's Address
and Phone Number                    and Phone Number

P.O. Box 17296                      191 Peachtree St.
Stamford, Ct 06907                  Atlanta, GA 30303
Tel:  (203) 329-8412                Tel:  (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                 Post Petition
                                                             Totals
For Period from December 31, 2005 through January 31, 2006

Opening Cash Balance -12/31/05                                  $ 51,333

Inflows:
Customer Collections
Collateral Returned
   -Sureties
   -Security  Deposits
Sale Proceeds/Interest Income/Other                                   30
--------------------------------------------------------------------------
Total Inflows                                                         30
----------------------------------------------------------------------------------------------------------
                                                                               Distribution of Outflows
Outflows:                                                                    NewPower         The NewPower
Post Petition:                                                             Holdings, Inc.        Company
                                                                           --------------        -------

Professionals - Bankruptcy                                            15                 15
Consulting Fees                                                        1                  1
Lockbox Fees
Supplies & Misc
Rent
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                   1                  1
Payroll (inlcuding tax payments & fees)                               14                 14
T&E Reimbursements
State Tax Payments                                                    35                 35
Distribution to Equity
----------------------------------------------------------------------------------------------------------
Total Outflows                                                        65                 65
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Cash Flows                                                       (36)
-------------------------------------------------------------------------

Closing Cash Balance                                            $ 51,297
================================================================---------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                                     34,622


                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from December 31, 2005 through January 31, 2006
Amounts in $000's


Accounts Receivable at Petition Date:       $ 75,200


Beginning of Month Balance*  - Gross        $ 13,476 (per 12/31/05 G/L)
PLUS:  Current Month New Billings                  -
LESS:  Collections During the Month                -
                                           -----------
End of Month Balance - Gross                $ 13,476 (per 1/31/06 G/L)
Allowance for Doubtful Accounts              (13,476)
                                           -----------
End of Month Balance - Net of Allowance     $      -
                                           ===========

                                            Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                                   AR Aging for Post Petition Receivables

                                                      Current       > 30 days    > 60 days      Total
                                                   ------------------------------------------------------

                                                    $        -      $       -    $     111    $     111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from December 31, 2005 through January 31, 2006
Amounts in $000's


See attached System Generated A/P reports as of 1/31/2006 (Attachments 2A and
2B).


Beginning of Period Balance                     $ 162 (per 12/31/05 G/L)
PLUS:  New Indebtedness Incurred                   51
LESS:  Amounts Paid on A/P                        (51)
                                               --------
End of Month Balance                            $ 162 (per 1/31/06 G/L)
                                               ========

                            The New Power Company                   Exhibit 2A
                            Vendor Balance Detail
                            As of January 31, 2006


                                                           Date             Amount        Balance
                                                      ---------------  ---------------  -----------
      Archivesone                                                                              0.00
                                                        01/31/2006           419.10          419.10
                                                        01/31/2006          -419.10            0.00
                                                                       ---------------  -----------
      Total Archivesone                                                        0.00            0.00

      Delaware Secretary of State                                                            137.50
                                                        01/05/2006          -137.50            0.00
                                                                       ---------------  -----------
      Total Delaware Secretary of State                                     -137.50            0.00

      Kaster Moving Co. Inc.                                                                   0.00
                                                        01/31/2006            82.50           82.50
                                                        01/31/2006           -82.50            0.00
                                                                       ---------------  -----------
      Total Kaster Moving Co. Inc.                                             0.00            0.00

      King and Spalding                                                                        0.00
                                                        01/31/2006           280.00          280.00
                                                        01/31/2006           446.10          726.10
                                                        01/31/2006           548.72        1,274.82
                                                        01/31/2006           999.80        2,274.62
                                                        01/31/2006        -2,274.62            0.00
                                                                       ---------------  -----------
      Total King and Spalding                                                  0.00            0.00

      Mellon Investors Services, LLC                                                           0.00
                                                        01/05/2006         1,367.00        1,367.00
                                                        01/05/2006        -1,367.00            0.00
                                                                       ---------------  -----------
      Total Mellon Investors Services, LLC                                     0.00            0.00

      Parker, Hudson, Rainer & Dobbs                                                           0.00
                                                        01/05/2006           328.00          328.00
                                                        01/05/2006        14,337.78       14,665.78
                                                        01/05/2006       -14,665.78            0.00
                                                                       ---------------  -----------
      Total Parker, Hudson, Rainer & Dobbs                                     0.00            0.00

      Pink Sheets LLC                                                                          0.00
                                                        01/05/2006           288.00          288.00
                                                        01/05/2006          -288.00            0.00
                                                                       ---------------  -----------
      Total Pink Sheets LLC                                                    0.00            0.00

      Poorman-Douglas Corporation                                                              0.00
                                                        01/31/2006           786.11          786.11
                                                        01/31/2006          -786.11            0.00
                                                                       ---------------  -----------
      Total Poorman-Douglas Corporation                                        0.00            0.00

      Shearman & Sterling, llp                                                                 0.00
                                                        01/31/2006        16,190.41       16,190.41
                                                        01/31/2006       -16,190.41            0.00
                                                                       ---------------  -----------
      Total Shearman & Sterling, llp                                           0.00            0.00


                                                                   Page 1 of 2


                            The New Power Company                   Exhibit 2A
                            Vendor Balance Detail
                            As of January 31, 2006

                                                           Date             Amount        Balance
                                                      ---------------  ---------------  -----------
      Sidley Austin Brown & Wood                                                               0.00
                                                        01/31/2006         9,202.83        9,202.83
                                                        01/31/2006        -9,202.83            0.00
                                                                       ---------------  -----------
      Total Sidley Austin Brown & Wood                                         0.00            0.00

      SNET                                                                                     0.00
                                                        01/31/2006            21.96           21.96
                                                        01/31/2006           -21.96            0.00
                                                                       ---------------  -----------
      Total SNET                                                               0.00            0.00

      U.S. Trustee Program Payment Center                                                      0.00
                                                        01/31/2006           250.00          250.00
                                                        01/31/2006         3,750.00        4,000.00
                                                        01/31/2006          -250.00        3,750.00
                                                        01/31/2006        -3,750.00            0.00
                                                                       ---------------  -----------
      Total U.S. Trustee Program Payment Center                                0.00            0.00

      United States Treasury                                                                   0.00
                                                        01/05/2006         1,255.80        1,255.80
                                                        01/05/2006        -1,255.80            0.00
                                                                       ---------------  -----------
      Total United States Treasury                                             0.00            0.00
                                                                       ---------------  -----------
TOTAL                                                                       -137.50            0.00
                                                                       ===============  ===========

      New Bills                                                                           50,554.11
      Bills Paid                                                                         -50,691.61
                                                                                        -----------
                                                                                            -137.50


                             The New Power Company                  Exhibit 2B
                              Unpaid Bills Detail
                             As of January 31, 2006

                                                      Open Balance
                                                     ==============

      Franchise Tax Liability                            158,379.17
      Payroll Tax Liablility                               4,697.45
                                                     --------------
                                                         163,076.62
                                                     --------------
TOTAL                                                    163,076.62
                                                     ==============

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from December 31, 2005 through January 31, 2006
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date        $ 15,587


Inventory at Beginning of Period          $      - (per 12/31/05 G/L)
PLUS:  Inventrory Purchased                      -
LESS:  Inventory Used or Sold                    -
                                         -----------

End of Month Balance                      $      - (per 1/31/06 G/L)
                                         ===========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date               $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period       $      -
Less:  Depreciation Expense                      -
Less:  Dispositions                              -
Add:  Purchases                                  -
                                          --------

Fixed Assets at End of Period             $      -
                                          ========

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company Concentration Account
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance     $      508,623.28
Total Deposits        $        1,522.61
Total Payments        $       64,475.15
Closing Balance       $      445,670.74
Service Charges       $          279.74

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Money Market

Beginning Balance     $   16,233,426.69
Total Deposits        $        8,960.31
Total Payments        $        3,495.74 Payroll Taxes
Closing Balance       $   16,238,891.26
Service Charges       $               -

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :         NewPower Holdings Inc.
Case # :                 02-10835
Reporting Period:        1/01/2006-1/31/2006

Name of Bank:            JP Morgan Chase
Branch:                  New York ABA # 021000021
Account Name:            The New Power Company Reserve Account
Account Number:
Purpose of Account:      Reserve for Shareholder Distributions

Beginning Balance        $   34,602,676.73
Total Deposits           $       19,102.57
Total Payments
Closing Balance          $   34,621,779.30
Service Charges          $               -

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

October 2005 Interest    $       19,071.31
November 2005 Interest   $       18,466.30
December 2005 Interest   $       19,092.03
January 2006 Interest    $       19,102.57


Interest Calculations:

                                  Shares         Distribution      2004 Int.      2005 Int.       Jan. 2006        Balance
Lana Pai                           1,032,000        608,880.00        729.73        3,944.28         338.72        613,892.73
Enron Energy Services              8,650,400      5,103,736.00      6,116.75       33,061.61       2,839.17      5,145,753.53
Cortez Energy Services             5,000,000      2,950,000.00      3,535.53       19,109.87       1,641.06      2,974,286.46
McGarrett I,  LLC                  6,766,400      3,653,856.00      4,379.09       23,669.40       2,032.61      3,683,937.10
McGarrett II,  LLC                 8,458,200      4,567,428.00      5,473.99       29,587.45       2,540.83      4,605,030.26
McGarrett III, LLC                 2,791,800      1,507,572.00      1,806.80        9,765.94         838.65      1,519,983.39
                                                                                                                            -
Surfboards & Co.- warrants         5,404,800      2,918,592.00      3,497.89       18,906.41       1,623.59      2,942,619.89
EES Warrant Trust - warrants      24,117,800     13,023,612.00     15,608.59       84,365.96       7,244.94     13,130,831.49
Ari Benacerraf- options               10,000          5,400.00          6.47           34.98           3.00          5,444.46

                                             ---------------------------------------------------------------------------------
                                                 34,339,076.00     41,154.84      222,445.89      19,102.57     34,621,779.30


                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits             $153,175.91
Total Payments             $153,175.91
Closing Balance                  $0.00
Service Charges       N/A

First Check issued this Period            200837
Last Check issued this Period             200854
Total # of checks issued this Period          18

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges       N/A

First Check issued this Period            NA
Last Check issued this Period             NA
Total # of checks issued this Period      NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower ACH Account
Account Number:
Purpose of Account:   ACH (T&E)

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA  ABA # 051400549
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges                 $0.00

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                       ACCOUNT CLOSED


                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance             $0.00 CAN$
Total Deposits
Total Payments                $0.00
Closing Balance               $0.00
Service Charges       $         -

First Check issued this Period            NA
Last Check issued this Period             NA
Total # of checks issued this Period       0


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   US$ A/C

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   WildCard ATM Settlement

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges       N/A

First Check issued this Period            None
Last Check issued this Period             None
Total # of checks issued this Period      None


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2006-1/31/2006

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY 10017-3140
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                       ACCOUNT CLOSED

                             The New Power Company                   Exhibit 5
                                 Check Detail
                             As of January 31, 2006


       Num                 Date                      Name                         Paid Amount
-----------------   ---------------  ---------------------------------------  -------------------

200837                  01/05/2006    CT Commissioner of Revenue Services              504.16
200838                  01/05/2006    Delaware Secretary of State                      137.50
200839                  01/05/2006    United States Treasury                         1,255.80
200840                  01/05/2006    Mellon Investors Services, LLC                 1,367.00
200841                  01/05/2006    Pink Sheets LLC                                  288.00
200842                  01/05/2006    Parker, Hudson, Rainer & Dobbs                14,665.78
wire                    01/05/2006    United States Treasury                         3,495.74
200843                  01/19/2006    M. Patricia Foster                             3,619.81
200844                  01/20/2006    United States Treasury                            56.00
200845                  01/31/2006    M. Patricia Foster                             3,619.82
200846                  01/31/2006    Sidley Austin Brown & Wood                     9,202.83
200847                  01/31/2006    Poorman-Douglas Corporation                      786.11
200848                  01/31/2006    Shearman & Sterling, llp                      16,190.41
200849                  01/31/2006    U.S. Trustee Program Payment Center              250.00
200850                  01/31/2006    U.S. Trustee Program Payment Center            3,750.00
200851                  01/31/2006    SNET                                              21.96
200852                  01/31/2006    Kaster Moving Co. Inc.                            82.50
200853                  01/31/2006    Archivesone                                      419.10
200854                  01/31/2006    King and Spalding                              2,274.62


                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from December 31, 2005 through January 31, 2006
Amounts in $000's

Taxes Paid During the Month
---------------------------

Federal Employment Taxes                           3.5
State Employment Taxes




Taxes Owed and Due
------------------

Payroll Tax Liability                              4.0

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from December 31, 2005 through January 31, 2006
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                       Full Time   Part Time
# of Employees at beginning of period                                      1
# hired during the period                                      -           -
# terminated/resigned during period                            -           -
                                                      -----------------------
# employees on payroll - end of period                         0           1
                                                      =======================

# of employees on temporary consulting assignments                         0

Confirmation of Insurance
-------------------------

See supplemental attachment.*


* Omitted

                                                                 Attachment 7B
                                                                (Supplemental)

                 Payments made to insiders 1/01/06 - 1/31/06

Payments are in gross amts


                    Title                  Amount        Date         Type

FOSTER, MARY        President & CEO        $  5,208.33    1/15/2006 Salary for pay period 1/01 - 1/15
                                           $  5,208.33    1/31/2006 Salary for pay period 12/16 - 1/31



                                          -------------

                                           $ 10,416.67
                                          =============


                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from December 31, 2005 through January 31, 2006

None